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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant / /
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/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
NETRATINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2001

    We will hold the annual meeting of the stockholders of NetRatings, Inc., a Delaware corporation (the "Company"), at the Embassy Suites Hotel, located at 901 E. Calaveras Boulevard, Milpitas, California 95035, on Tuesday, May 22, 2001 at 9:00 a.m., local time, for the following purposes:

  1.
  To elect eleven (11) Directors to serve for the ensuing year or until their successors are duly elected and qualified.

  2.
  To approve an amendment to the Company's 1998 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares.

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended December 31, 2001.

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business, including the nominees for Directors, are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 6, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone, to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Stockholders whose shares are registered in the name of a broker or bank name should obtain certification of ownership to bring to the meeting

                      Sincerely,

                      Jack R. Lazar
                       Executive Vice President, Corporate Development,
                      Chief Financial Officer and Secretary

Milpitas, California
April 27, 2001

YOUR VOTE IS IMPORTANT

To ensure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope. If you attend the meeting, you may vote in person even if you returned a proxy card.

890 Hillview Court
Milpitas, California 95035

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NetRatings, Inc., a Delaware corporation (the "Company" or "NetRatings"), for use in voting at the Annual Meeting of stockholders to be held at the Embassy Suites Hotel, located at 901 East Calaveras Boulevard, Milpitas, California, on Tuesday, May 22, 2001 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

    This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders are being mailed on or about April 27, 2001 to stockholders entitled to vote at the Annual Meeting.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Record Date; Voting Securities

    The close of business on April 6, 2001 has been fixed as the record date ("Record Date") for determining the holders of shares of common stock, par value $0.001 per share ( "Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 32,830,833 shares of Common Stock outstanding held of record by 126 shareholders.

Voting and Solicitation

    Each holder of record of Common Stock on the Record Date will be entitled to one vote per share on all matters to be voted upon by the stockholders and are not entitled to cumulate votes for the election of Directors.

    All votes will be tabulated by the inspector of election appointed for the meeting (the "Inspector"). The Inspector will also determine whether or not a quorum is present. Delaware law and the Company's Bylaws provide that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting.

    The Inspector will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. Any properly executed proxy on which there are no instructions indicated about a specified proposal will be voted as follows: (i) FOR the election of the eleven persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; (ii) FOR the amendment to the Company's 1998 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares; and (iii) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the proxy will vote the shares they represent in accordance with their best judgment.

    In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy at the Annual Meeting.

    The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, Directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

    Under the Company's bylaws, in order for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be received at the Company's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than thirty calendar days from the date contemplated at the time of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Company at its offices at 890 Hillview Court, Suite 300, Milpitas, CA 95035 no later than December 28, 2001. Such stockholder proposals may also be included in the Company's proxy statement if they satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), requires the Company's Directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements, except that Simon Chen, the Company's former Vice President of Engineering, filed one late Form 4 reporting an option exercise.

INFORMATION REGARDING BENEFICIAL OWNERSHIP
OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of shares of the Common Stock of the Company as of March 31, 2001 by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table of this Proxy Statement (the "Named Executive Officers"), and (iv) all Directors and executive officers as a group. Unless otherwise indicated, the address for each of the Company's officers and Directors is c/o NetRatings, Inc., 890 Hillview Court, Milpitas, California 95035.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
5% Stockholders:
VNU N.V.(3) Ceylonpoort 5-25 2037 AA Haarlem P.O. Box 1 200 MA Haarlem The Netherlands	20,830,830	63.5%
Trans Cosmos U.S.A. Inc. 777 108th Avenue N.E. Bellevue, WA 98004	2,009,795	6.1%
Named Executive Officers and Directors:
Charles E. Leonard(3)(14)	20,830,830	63.5%
Thomas A. Mastrelli(3)(14)	20,830,830	63.5%
Daniel O'Shea(3)(14)	20,830,830	63.5%
David H. Harkness(4)(14)	18,840,602	57.4%
John A. Dimling(5)(14)	18,836,227	57.4%
James J. Geddes, Jr.(6)	2,053,083	6.3%
Michael P. Connors(7)(14)	1,998,103	6.1%
David J. Toth	1,480,535	4.5%
Charles L. ("Tim") Meadows(8)	584,254	1.8%
David A. Norman(9)	453,495	1.4%
Frank Sammann(10)	119,754	*
Jack R. Lazar(11)	71,219	*
Terry Nolan(12)	16,024	*
D. Scott Mercer(13)	8,333	*
Arthur F. Kingsbury	0	*
All executive officers and Directors as a group (16 persons)(15)	25,628,902

*
Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are exercisable within 60 days of March 31, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to the shares set forth opposite each such stockholder's name.
(2)
Based on 32,819,255 shares of Common Stock outstanding on March 31, 2001.
(3)
Consists of 18,832,727 shares held of record by Nielsen Media Research, Inc., 1,996,228 shares held of record by ACNielsen, and 1,875 shares issuable upon the exercise of options held by Mr. Connors, an executive officer of ACNielsen, that are currently exercisable or will become exercisable within 60 days after March 31, 2001; ACNielsen has the power to direct and dispose of such option shares. Both Nielsen Media Research, Inc. and ACNielsen are indirectly wholly owned subsidiaries of VNU N.V.
(4)
Includes 1,875 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001. Includes 18,832,727 shares held of record by Nielsen Media Research.

(5)
Includes 18,832,727 shares held of record by Nielsen Media Research.
(6)
Includes 10,938 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001. Includes 2,009,795 shares held of record by Trans Cosmos U.S.A., Inc.
(7)
Consists of 1,996,228 shares held of record by ACNielsen and 1,875 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001. Mr. Connors is an executive officer of ACNielsen and may be deemed to share voting or investment control with respect to these shares. Mr. Connors disclaims beneficial ownership of all of the aforementioned shares and options. The address for Mr. Connors is c/o ACNielsen Corporation, 177 Broad Street, Stamford, CT 06901.
(8)
Includes 153,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001. Includes 3,300 shares that Mr. Meadows holds as custodian for his children.
(9)
Includes 60,000 shares held by the Norman Family Foundation, of which Mr. Norman is a trustee; Mr. Norman disclaims beneficial ownership of these shares.
(10)
Includes 119,024 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001.
(11)
Includes 71,189 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001.
(12)
Includes 14,583 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001.
(13)
Includes 3,323 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2001.
(14)
Messrs. Dimling and Harkness are executive officers of Nielsen Media Research, Mr. Connors is an executive officer of ACNielsen, and Messrs. Mastrelli, Leonard and O'Shea are executive officers of VNU, Inc. Each of Nielsen Media Research, ACNielsen, and VNU, Inc. are indirectly wholly owned subsidiaries of VNU N.V. Accordingly, these individuals may be deemed to share voting or investment control with respect to shares owned by Nielsen Media Research or ACNielsen. Each of these individuals disclaims beneficial ownership of any shares held by Nielsen Media Research or ACNielsen. The address for Messrs. Dimling and Harkness is c/o Nielsen Media Research Inc., 299 Park Avenue, New York, NY 10171. The address for Mr. Connors is c/o ACNielsen Corporation, 177 Broad Street, Stamford, CT 06901. The address for Messrs. Mastrelli, Leonard and O'Shea is c/o VNU Inc., 770 Broadway, New York, NY 10003.
(15)
Includes 18,832,727 shares held of record by Nielsen Media Research and 1,996,228 shares held of record by ACNielsen. Also includes 256,793 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2000.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

    A Board of eleven Directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eleven nominees named below, all of whom are presently Directors of the Company. If any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a Director. The term of office of each person elected as a Director will continue until the next Annual Meeting of Stockholders or until that person's successor has been elected.

Vote Required and Board of Directors' Recommendation

    The eleven nominees receiving the highest number of affirmative votes of the votes cast shall be elected as Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

Nominees for Director

    The names of the nominees, their ages as of March 31, 2000, and certain other information about them are set forth below:

Name	Position	Director Since
David J. Toth	President, Chief Executive Officer and Director, NetRatings, Inc.	1997
David A. Norman(1)(2)	Chairman of the Board, NetRatings, Inc.	1997
Michael P. Connors(2)	Vice Chairman, ACNielsen.	1999
John A. Dimling	President and Chief Executive Officer, Nielsen Media Research	1999
James J. Geddes, Jr.(1)	Managing Director, Trans Cosmos U.S.A	1999
David H. Harkness(1)	Senior Vice President of Planning and Development, Nielsen Media Research	1999
Arthur F. Kingsbury	Private Investor	2001
Charles E. Leonard	Executive Vice President, VNU, Inc.	1999
Thomas A. Mastrelli(1)	Chief Operating Officer, VNU, Inc.	1999
D. Scott Mercer(1)(2)	Vice President and Chief Financial Officer, TeraLogic, Inc.	2001
Daniel O'Shea	Chief Information Officer, VNU, Inc.	1999

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

    There are no family relationships among any of the Directors or executive officers of the Company.

    Mr. Toth, 44, co-founded NetRatings in July 1997 and has served as the Company's President and Chief Executive Officer and a member of the Company's Board of Directors since its inception. From November 1992 to June 1997, Mr. Toth was employed by the Network Products Group of Hitachi Computer Products, Inc., as a Director from November 1992 to October 1993 and as Vice President from October 1993 to June 1997. Mr. Toth holds a B.S. in Electrical Engineering from the University of Pittsburgh.

    Mr. Norman, 65, has served as a member of the Company's Board of Directors since December 1997 and as the Company's Chairman since November 1998. Since February 1998, Mr. Norman has been a private investor in high technology companies. From March 1994 to February 1998, Mr. Norman was Chairman and CEO of Technically Elite, Inc., a computer networking company. Mr. Norman was the founder, President and Chief Executive Officer of Businessland, Inc. Mr. Norman also founded Dataquest, Inc., a market research company. Mr. Norman is also a Director of FVC.com, Inc. and a number of private companies. Mr. Norman holds a B.S. in Mechanical Engineering from the University of Minnesota and an M.S. in Industrial Engineering from Stanford University.

    Mr. Connors, 45, has served as a member of the Company's Board of Directors since September 1999. Since May 1996, Mr. Connors has been the Vice Chairman of ACNielsen. From April 1995 to November 1996, he was a Senior Vice President and Chief Human Resources Officer of The Dun & Bradstreet Corporation, a business information company. From 1989 to May 1995, Mr. Connors was Senior Vice President for American Express Travel Related Services. Mr. Connors holds a B.S. in Business Administration and Finance from the University of Kansas and an M.A. in Human Resource Management from Central Michigan University.

    Mr. Dimling, 62, has served on the Company's Board of Directors since December 1999. He has served as President and Chief Executive Officer of Nielsen Media Research, Inc. since July 1998. He was previously President and Chief Operating Officer of Nielsen Media Research from July 1993 to June 1998. Mr. Dimling holds an A.B. in Mathematics from Dartmouth College, an M.S. in Industrial Administration from Carnegie Mellon University and a J.D. from George Washington University.

    Mr. Geddes, 50, has served as a member of the Company's Board of Directors since August 1999. Since September 1995, Mr. Geddes has been a Managing Director of Trans Cosmos U.S.A. Inc., a venture capital investing company. From November 1992 to September 1995, Mr. Geddes was President and Chief Executive Officer of InVision Systems Corporation, a video conferencing software company. Mr. Geddes also serves as a Director of several private companies. Mr. Geddes holds a B.S. in Electrical Engineering from the University of Maryland.

    Mr. Harkness, 56, has served as a member of the Company's Board of Directors since September, 1999. Mr. Harkness has been employed by Nielsen Media Research, Inc. since 1975, most recently as Senior Vice President of Planning and Development. Mr. Harkness holds a B.A. in Chemistry from Bates College and an M.B.A. in Marketing and Finance from the University of Connecticut.

    Mr. Kingsbury, 52, has served on the Company's Board of Directors since March 2001. He is currently a private investor. He served as the President and COO of VNU USA, Inc. from 1994 through 1996. Prior to that, he served as the President and Chief Operating Officer of BPI Communications, Inc. from 1991 through 1994. From 1990 through 1993, he was a Director of Affiliated Publications, Inc. and from 1987 through 1989 he was a Director of McCaw Cellular, Inc. He holds a Bachelor of Science degree in Business Administration from Babson College.

    Mr. Leonard, 64, has served on the Company's Board of Directors since December 1999. He has served as Executive Vice President of VNU Inc., formerly President of VNU Marketing Information, Inc., a provider of precision-marketing solutions, since May 1991. VNU, Inc. is the corporate parent of both Nielsen Media Research and ACNielsen. Mr. Leonard holds a B.S. in Management Technology from Massachusetts Institute of Technology, a B.A. from Middlebury College, and an M.B.A. from the Wharton School.

    Mr. Mastrelli, 53, has served on the Company's Board of Directors since December 1999. He has been Chief Operating Officer of VNU Inc., a subsidiary of VNU N.V., a Netherlands-based publishing and information company and the corporate parent of Nielsen Media Research and ACNielsen, since January 1999. From April 1998 to December 1998, Mr. Mastrelli served as Executive Vice President and General Manager of VNU USA, Inc. From 1981 to April 1998, he was a partner at the public accounting and consulting firm of Leslie Sufrin and Company. He holds a B.B.A. from Pace University and an M.B.A. from Fordham University.

    Mr. Mercer, 50, has served as a member of the Company's Board of Directors since December 2001. Since June 2000, Mr. Mercer has served as Vice President, Chief Financial Officer of TeraLogic, Inc., a privately held supplier of semiconductors and software to the digital television industry. From June 1996 through May 2000, Mr. Mercer was employed by Dell Computer Corporation in senior operating and financial positions including assignments in product development and Dell's European operations. Prior to joining Dell, Mr. Mercer served as Executive Vice President, Chief Financial and Administrative Officer of Western Digital Corporation; Chief Financial Officer of Businessland, Inc.; and Chief Financial Officer of LSI Logic Corporation. He holds a B.S. from California State Polytechnic University, Pomona.

    Mr. O'Shea, 47, has served on the Company's Board of Directors since December 1999. Since January 2001, he has served as the Chief Information Officer of VNU, Inc., the corporate parent of both Nielsen Media Research and ACNielsen. Prior to that, he served as Chief Operating Officer of VNU Marketing Information, Inc. He also held the position of Chief Operating Officer of Bill Communications. In the 1980's and early 1990's he was Managing Director of the Jordan Edmiston Group, an investment and advisory and management-consulting firm and served as the Esquire Magazine Group's Chief Financial Officer. Mr. O'Shea holds a B.S. in Economics from Lehman College and a MBA from Pace University in New York City.

Board Meetings and Committees

    The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 2000. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. With the exception of two former Directors, each Director attended 75% or more of the aggregate meetings of the Board of Directors and of the committees thereof, if any, upon which such Director served during 2000.

    During the year ended December 31, 2000, the Audit Committee consisted of Directors Norman, Mastrelli, Geddes, and Harkness. The Audit Committee currently consists of Directors Norman, Kingsbury and Mercer. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee held four meetings during the fiscal year ended December 31, 2000.

    The Compensation Committee currently consists of Directors Connors, Norman and Mercer. The Compensation Committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for officers of the Company. The Compensation Committee held two meetings during the fiscal year ended December 31, 2000 and acted by unanimous written consent on 12 other occasions during the year.

Director Compensation

    The Company's Directors do not receive cash compensation for their services as Directors or members of committees of the Board of Directors. The Company reimburses Directors for their reasonable expenses incurred in attending meetings of the Board. The Company's expense reimbursement policy limits the amount of such reimbursements to $2,500 per meeting.

    In April 2000, the Company issued to Jack Serfass, who was then a member of the Company's Board of Directors, an option to purchase 4,000 shares of the Company's Common Stock at an exercise price of $18.125 per share. This option was fully vested and exercisable at the time of grant.

    The Company has entered into Retention Agreements with certain of its executive officers and Directors—see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

PROPOSAL NO. 2:
APPROVAL OF AMENDMENT OF 1998 STOCK PLAN

    The Board of Directors and the stockholders adopted the 1998 Stock Plan, also referred to as the 1998 Plan, on January 30, 1998. Currently, the maximum number of shares issuable under the 1998 Plan is 5,465,000. Because the use of options is an important factor in attracting and retaining qualified employees and consultants, the Board of Directors has amended the 1998 Plan, subject to stockholder approval, to increase the maximum number of shares issuable under the 1998 Plan by 2,000,000 shares, to a total of 7,465,000 shares.

    The stockholders are now being asked to approve the increase in the number of shares issuable under the 1998 Plan by 2,000,000 shares, from 5,465,000 shares to 7,465,000 shares. The Board of Directors believes that approval of this amendment is in the best interests of NetRatings and our stockholders because the availability of an adequate reserve of shares under the 1998 Plan is an important factor in attracting, motivating and retaining qualified officers and employees essential to our success and in aligning their long-term interests with those of the stockholders.

Summary of the provisions of the 1998 Plan

    The following summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan, a copy of which is available to any stockholder upon request.

    General.  The 1998 Plan provides for the grant of Incentive Stock Options ("ISOs") and nonstatutory stock options, as well as stock purchase rights. As of March 31, 2001, NetRatings had outstanding options under the 1998 Plan to purchase an aggregate of 2,728,534 shares at a weighted average exercise price of $10.0965 per share, options to purchase 1,159,825 shares of common stock granted pursuant to the 1998 Plan had been exercised, and there were 1,576,641 shares of common stock available for future grants under the 1998 Plan, without taking the proposed share reserve increase into account.

    Shares Subject to the 1998 Plan.  Currently, a maximum of 5,465,000 shares of the authorized but unissued or reacquired common stock of NetRatings may be issued pursuant to the 1998 Plan. The Board has amended the 1998 Plan, subject to stockholder approval, to increase the maximum number of shares issuable under the 1998 Plan to 7,465,000 shares.

    In the event of any stock dividend, stock split, reverse stock split, combination, reclassification, or similar change in the capital structure of NetRatings, appropriate adjustments will be made to the shares subject to the 1998 Plan, to the proposed grant limit and to outstanding options. To the extent any outstanding award under the 1998 Plan expires or terminates prior to exercise in full, or if NetRatings repurchases shares issued upon exercise of an award at the purchaser's original cost, the shares of common stock for which that award is not exercised or the repurchased shares are returned to the 1998 Plan and will again be available for issuance under the 1998 Plan.

    Administration.  The Board of Directors or a duly appointed committee of the Board may administer the 1998 Plan. With respect to the participation of individuals whose transactions in NetRatings' equity securities are subject to Section 16 of the Securities Exchange Act of 1934, the 1998 Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 1998 Plan, the Board determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an ISO or a nonstatutory stock option, the terms of vesting and exercisability of each award, and all other terms and conditions of the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular individual in the future. The Board will interpret the 1998 Plan and options granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the 1998 Plan or any award under the plan.

    Eligibility.  Generally, all employees, Directors and consultants of NetRatings or of any present or future parent or subsidiary corporations of NetRatings are eligible to participate in the 1998 Plan. As of March 31, 2001, NetRatings had 154 full-time employees (including five executive officers), 11 part time employees, and eleven Directors. Any person eligible under the 1998 Plan may be granted a nonstatutory option or a stock purchase right. However, only employees may be granted ISOs. In addition, subject to stockholder approval, the Board has amended the 1998 Plan to provide that during any fiscal year of NetRatings, no employee may receive awards under the plan for more than a total of 500,000 shares.

    Terms and Conditions of Awards.  Each award granted under the 1998 Plan is evidenced by a written agreement between NetRatings and the optionee specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 1998 Plan. For options, the exercise price per share must equal at least the fair market value of a share of NetRatings common stock on the date of grant of an ISO and at least 85% of the fair market value of a share of our common stock on the date of grant of a nonstatutory stock option. The exercise price of any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of NetRatings or any parent or subsidiary corporation of NetRatings, a "10% Stockholder," must be at least 110% of the fair market value of a share of our common stock on the date of grant. The fair market value of our common stock is based on the trading price of NetRatings shares on the Nasdaq National Market.

    Generally, the option exercise price may be paid in cash, by check, by tender of shares of NetRatings common stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of common stock being acquired upon the exercise of the option, by means of a promissory note, or by any combination of these. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant.

    The Board will specify when options granted under the 1998 Plan will become exercisable and vested. Shares subject to options generally vest and become exercisable in installments, subject to the optionee's continued employment or service. The maximum term of an option granted under the 1998 Plan is ten years, except that an ISO granted to a 10% Stockholder may not have a term longer than five years.

    Stock purchase rights are generally granted subject to a repurchase option in favor of NetRatings that expires pursuant to a vesting schedule approved by the Board or the committee. The purchase price per share must be at least 85% of the fair market value of a share of NetRatings common stock on the date of grant.

    Options and stock purchase rights are nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee.

    Change in Control.  The 1998 Plan provides that in the event of a change in control of NetRatings resulting from a merger or sale of substantially all of our assets, the acquiring corporation may assume or substitute for outstanding awards granted under the plan. However, if the acquiring corporation does not assume or substitute for an outstanding award, the award will become fully vested and exercisable prior to the date of the change in control.

    Termination or Amendment.  Unless sooner terminated, no awards may be granted under the 1998 Plan after January 2008. The Board may terminate or amend the 1998 Plan at any time, but the Board may not amend the 1998 Plan without stockholder approval if such stockholder approval is required under any applicable law, regulation or rule. No amendment may adversely affect an outstanding option without the consent of the optionee.

Summary of Federal Income Tax Consequences of the 1998 Plan

    The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of options granted under the 1998 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

    ISOs.  An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an ISO qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date of grant or within one year following the exercise date will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, NetRatings will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the exercise date, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the exercise date and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 1 year. Generally, for federal income tax purposes, NetRatings should be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

    The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

    Nonstatutory Stock Options.  Options not designated or qualifying as ISOs will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to NetRatings with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. NetRatings generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

Vote Required and Board of Directors' Recommendation

    The affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting of stockholders, at which a quorum representing a majority of all outstanding shares of our common stock is present, either in person or by proxy, is required for approval of this proposal. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

    The Board of Directors believes that approval of the proposed amendments to the 1998 Plan is in the best interests of NetRatings and its stockholders for the reasons described above. THEREFORE, FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES ISSUABLE UNDER THE 1998 PLAN.

PROPOSAL NO. 3:
RATIFICATON OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the 2001 fiscal year ending December 31, 2001 and recommends that the stockholders confirm such selection. This firm has audited the Company's financial statements since the Company's inception. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, the Board of Directors will reconsider its selection.

    A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Vote Required and Board of Directors' Recommendation

    The affirmative vote of the majority of the votes cast will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2001 fiscal year ending December 31, 2001. Votes for and against, abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the outcome of this vote.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING DECEMBER 31, 2001.

EXECUTIVE OFFICERS

    The executive officers of the Company are as follows:

Name	Position
David J. Toth	President, Chief Executive Officer and Director
Jack R. Lazar	Executive Vice President of Corporate Development, Chief Financial Officer and Secretary
Charles L. ("Tim") Meadows	Executive Vice President of Products and Services
David Muir	Vice President of Engineering
Terry Nolan	Vice President of Administration

    Mr. Toth, 44, co-founded NetRatings in July 1997 and has served as the Company's President and Chief Executive Officer and a member of the Company's Board of Directors since its inception. From November 1992 to June 1997, Mr. Toth was employed by the Network Products Group of Hitachi Computer Products, Inc., as a Director from November 1992 to October 1993 and as Vice President from October 1993 to June 1997. Mr. Toth holds a B.S. in Electrical Engineering from the University of Pittsburgh.

    Mr. Lazar, 35, has served as the Company's Executive Vice President of Corporate Development, Chief Financial Officer and Secretary since December 2000. Mr. Lazar served as Vice President, Chief Financial Officer and Secretary from August 1999 through December 2000. From January 1996 to August 1999, Mr. Lazar was Vice President, Chief Financial Officer and Secretary of Apptitude, Inc., a developer and manufacturer of network management solutions. From June 1992 to December 1995, Mr. Lazar was employed by Electronics For Imaging, Inc., a developer of color servers and color management software, first as Financial Planning Manager and later as Controller and Principal Financial and Accounting Officer. From September 1987 to June 1992, Mr. Lazar worked in various audit positions at Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Lazar holds a B.S.c. from Santa Clara University and is a certified public accountant.

    Mr. Meadows, 46, co-founded NetRatings in July 1997 and has served as the Company's Executive Vice President, Products & Services since April 2000. He also served as the Company's Senior Vice President of Marketing from September 1999 to April 2000, and Vice President of Marketing from its inception to September 1999, and as a member of the Company's Board of Directors from its inception to August 1999. From May 1996 to July 1997, Mr. Meadows was self-employed as a marketing consultant. From July 1991 to May 1996, Mr. Meadows was employed by Cornerstone Imaging, Inc., a document imaging company, initially as Director of Marketing and later as Vice President, Marketing. From September 1988 to July 1991, Mr. Meadows was Director of Strategic Planning at Hitachi Computer Products, Inc. Mr. Meadows holds a B.S. in Business Administration and an M.B.A. from the University of California at Berkeley.

    Mr. Muir, 48, has served as the Company's Vice President of Engineering since September 2000. Mr. Muir was Vice President of Engineering at iLux Corporation, a web measurement and marketing software company, from July 1999 to August 2000. Prior to that, Mr. Muir served as Vice President of Engineering for Transim Technologies, Inc., a provider web-enabled computer chip simulation tools from June 1998 to July 1999. From December 1986 to June 1998, Mr. Muir served as Executive Vice President and a member of the Board of Directors of FTI Consulting, a technology consulting firm providing advanced interactive computer graphics, computer animation and document database services. Mr. Muir holds a B.S. in Mechanical Engineering from Kettering University in Michigan.

    Mr. Nolan, 49, joined NetRatings in March 2000 as Vice President of Administration. From March 1997 to March 2000, Mr. Nolan served as Vice President of Human Resources and Administration for the St. Paul Specialty Auto Group. During 1995 and 1996, Mr. Nolan was a General Manager for Vail Resorts. Prior to that, Mr. Nolan held various operations management positions at Exxon and Procter & Gamble. Mr. Nolan holds a B.S. in Civil Engineering from the University of California, Davis.

EXECUTIVE COMPENSATION

    Summary Compensation Table.  The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000 by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the fiscal year ended December 31, 2000 exceeded $100,000 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)		Securities Underlying Options(#)	All Other Compensation ($)
David J. Toth President and Chief Executive Officer; Director	2000 1999 1998	225,000 164,583 151,731	50,313 — —		— 300,000 —	— — —
Jack Lazar Executive Vice President of Corporate Development, Chief Financial Officer, and Secretary	2000 1999 1998	167,500 72,778 —	35,219 — —		50,000 170,000 —	— — —
Charles L. ("Tim") Meadows Executive Vice President of Products & Services	2000 1999 1998	186,250 150,208 141,615	38,238 — —		30,000 150,000 173,000	— — —
Frank Sammann(2) Executive Vice President of Worldwide Sales	2000 1999 1998	187,500 42,045 —	194,544 16,201 —	(2) (2)	50,000 150,000 —	— — —
Terry Nolan(3) Vice President of Administration	2000 1999 1998	122,708 — —	32,300 — —		50,000 — —	60,000 — —	(3)

(1)
Includes cash bonuses earned for the indicated fiscal years; all bonuses earned in 2000 were paid in 2001.

(2)
In February 2001, Mr. Sammann resigned his position with the Company. Mr. Sammann's bonus amount consists of commission amounts paid in connection with sales of the Company's products and services.

(3)
Consists of sign-on bonus amounts and Company-paid moving expenses.

Stock Option Information

    Option Grants in Last Fiscal Year.  The following table sets forth certain information concerning stock options granted to each of the Named Executive Officers during the fiscal year ended December 31, 2000.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
	Number of Securities Underlying Options Granted(1)	% of Total Options Granted in Fiscal Year(2)
			Exercise Price Per Share ($/Sh)(3)	Expiration Date
Name					5%($)	10%($)
David J. Toth	—	—	—	—	—	—
Jack R. Lazar	20,000 30,000	1.6 2.4	31.125 12.375	3/23/10 12/19/10	391,351 233,396	991,683 591,425
Charles L. ("Tim") Meadows	30,000	2.4	12.375	12/19/10	233,396	591,425
Frank J. Sammann	20,000 30,000	1.6 2.4	31.125 12.375	3/23/10 12/19/10	391,351 233,396	991,683 591,425
Terry Nolan	25,000 25,000	2.0 2.0	22.75 12.375	3/19/10 12/19/10	357,559 194,496	906,055 492,855

(1)
All of such options vest as to 1/4 of such shares one year from the initial vesting date and ratably each month thereafter over the following 36 month period, with the exception of the grant of 25,000 options to Mr. Nolan on 3/19/00 which vests as to 1/8 of such shares six months from the initial vesting date and ratably each month thereafter over the following 42 month period. In addition, the Company's 1998 Stock Plan provides that in the event of a change in control of NetRatings resulting from a merger or sale of substantially all of our assets, all outstanding stock options will become fully vested and exercisable prior to the date of the change of control if such options are not assumed by the acquiring corporation or substituted for new awards. In addition, each of the foregoing individuals has entered into a Retention Agreement which provides for accelerated vesting of stock options under certain circumstances—see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements" below.

(2)
Based on an aggregate of 1,238,600 options granted in the fiscal year ended December 31, 2000 to employees of the Company, including the Named Executive Officers.

(3)
The exercise price per share of each option was equal to the fair market value of the Common Stock on the date of grant, based on the closing price of the Common Stock on the Nasdaq National Market.

(4)
The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. The gains shown are net of the option exercise price, but do not include deductions for taxes and other expenses payable upon the exercise of the option or the sale of underlying shares of Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises in 2000 and 2000 Year-End Option Values

    The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2000. In addition, the table sets forth the number of shares covered by unexercised stock options held by the Named Executive Officers as of December 31, 2000, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option as of December 31, 2000.

			Number of Shares Underlying Unexercised Options at 12/31/00
					Value of Unexercised In-the-Money Options at 12/31/00($)(2)
	Shares Acquired on Exercise
		Value Realized($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
David J. Toth	0	0	—	300,000	—	1,346,250
Jack R. Lazar	9,019	105,834	47,648	163,333	447,292	1,133,292
Charles L. ("Tim") Meadows, Jr.	—	—	153,000	180,000	2,231,888	742,500
Frank J. Sammann	20,000	218,125	26,875	153,125	201,227	841,523
Terry Nolan	—	—	4,688	45,313	—	57,813

(1)
The value realized represents the difference between the per share closing price of the Company's Common Stock on the day of exercise and the exercise price of the options, and does not necessarily indicate that the optionee sold such stock at that price, or at all.

(2)
Value is based on $14.6875 per share closing price of the Company's Common Stock on the NASDAQ National Market on December 29, 2000, the last trading day of the 2000 calendar year.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

    Retention Agreements.  The Company has entered into Retention Agreements with each of Directors Geddes, Kingsbury, Mercer, and Norman and with Executive Officers Toth, Lazar, Meadows, Nolan, and Muir, the terms of which provide that if any such individual is involuntarily terminated from his position with the Company other than for cause or if such individuals voluntarily terminate their positions as a result of certain specified actions taken by the Company, then all options to purchase the Company's stock held by such Director or executive officer shall immediately vest and remain exercisable for a ninety (90) day period following such termination. In addition, each Executive Officer terminated in such a manner shall receive additional compensation equal to twelve (12) months worth of such executive officer's annual salary and targeted annual incentive bonus as in effect immediately prior to the date of termination.

    Change in Control.  The Company's 1998 Stock Plan provides that in the event of a change in control of NetRatings resulting from a merger or sale of substantially all of our assets, the acquiring corporation may assume or substitute for outstanding awards granted under the plan. However, if the acquiring corporation does not assume or substitute for an outstanding award, each award, including each award issued to an executive officer of the Company, will become fully vested and exercisable prior to the date of the change in control.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy

    The goals of the Company's compensation policy are to attract, retain and reward executive officers who contribute to the overall success of the Company by offering compensation that is competitive in the industry and geographic region in which we operate, to motivate executives to achieve the Company's business objectives and to align the interests of officers with the long-term interests of stockholders. The Company currently uses salary, bonuses and stock options to meet these goals.

Forms of Compensation

    The Company provides its executive officers with a compensation package consisting of base salary, incentive bonuses and participation in benefit plans generally available to other employees. In setting total compensation, the Compensation Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in the Company's industry.

    Base Salary and Benefits.  We provide a base salary and benefits package that is competitive within the industry and geographic region in which we offer employment. Salaries for executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions for individuals of similar education and background to the executive officers being recruited. The Company also gives consideration to the individual's experience, reputation in his or her industry and expected contributions to the Company. Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in competitive pay levels. Executive officers are generally eligible to participate in benefit programs that are available to all employees.

    Bonuses.  Bonus payments to officers other than the Chief Executive Officer are determined by the Compensation Committee, in consultation with the Chief Executive Officer, based on the financial performance of the Company and the achievement of the officer's individual performance objectives. The Chief Executive Officer's bonus is determined by the Compensation Committee, without participation by the Chief Executive Officer, based on the same factors.

    Long-Term Incentives.  Longer term incentives are provided through the 1998 Stock Plan, which rewards executives and other employees through the growth in value of the Company's stock. The Compensation Committee believes that employee equity ownership is highly motivating, provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of stockholders. Grants of stock options to executive officers are based upon each officer's relative position, responsibilities, historical and expected contributions to the Company, and the officer's existing stock ownership and previous option grants, with primary weight given to the executive officer's relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are typically granted at market price of the Company's Common Stock on the date of grant and will provide value to the executive officers only when the price of the Common Stock increases over the exercise price.

Compensation of Chief Executive Officer

    During 2000, the compensation of Mr. Toth was determined by applying the same criteria discussed at the beginning of this report used to determine compensation and bonuses for all executive officers. Mr. Toth's compensation for 2000 is set forth in the Summary Compensation Table appearing on page 13.

Summary

    The Committee believes that the Company's compensation policy as practiced to date by the Committee and the Board has been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to corporate goals. The Company's compensation policy will evolve over time as the Company attempts to achieve the many short-term goals it faces while maintaining its focus on building long-term stockholder value through technological leadership and development and expansion of the market for the Company's products.

                      Respectfully submitted,

                      David A. Norman
                      Michael P. Connors

AUDIT COMMITTEE REPORT

    The audit committee of the Company's Board of Directors (the "Audit Committee") currently consists of three non-employee Directors, David A. Norman, Arthur F. Kingsbury and D. Scott Mercer, each of whom have been determined to be independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, attached to this Proxy Statement as Appendix A. Among its other functions, the Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61.

    The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee discussed with the independent auditors that firm's independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining its independence.

    Based on the Audit Committee's discussion with management and the independent auditors, and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                      Submitted by the Audit Committee of the Company's Board of Directors,

                      David A. Norman
                      James J. Geddes
                      David H. Harkness
                      Thomas A. Mastrelli
                      D. Scott Mercer

Fees Billed for Services Rendered by Principal Auditors

    For the fiscal year ended December 31, 2000, Ernst & Young LLP, our independent auditor and principal accountant, billed the approximate fees set forth below.

Audit Fees	$119,000
Financial Information Systems Design and Implementation Fees	$—
All Other Fees	$68,000

PERFORMANCE GRAPH

    The following graph demonstrates a comparison of cumulative total stockholder return for holders of the Company's Common Stock from December 8, 1999, the date of the Company's initial public offering, through December 31, 2000 compared with the NASDAQ Composite Index and the NASDAQ Computer Index. The stock price performance shown on the graph below is not necessarily indicative of future price performance and only reflects the Company's relative stock price for the period from December 8, 1999 through December 31, 2000.

	December 8, 1999	December 31, 1999	December 31, 2000
NASDAQ Composite Index	100	113	69
NASDAQ Computer Index	100	115	64
NetRatings, Inc.	100	183	56

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Strategic Relationship with Nielsen Media Research

    In August 1999, NetRatings entered into an operating agreement covering its relationship with Nielsen Media Research. Under the terms of the operating agreement, NetRatings pays Nielsen Media Research a commission for selling services to certain customers. These commissions totaled $1,837,000 and $537,000 for the years ended December 31, 2000 and 1999, respectively. NetRatings is also charged by Nielsen Media Research for costs of maintaining its Internet audience measurement panel at the rates Nielsen Media Research charges its own internal divisions. These costs totaled $7,598,000 and $5,246,000 for the years ended December 31, 2000 and 1999, respectively. Nielsen Media Research currently owns approximately 57.4% of our outstanding common stock. Nielsen Media Research is an indirect wholly owned subsidiary of VNU N.V., which owns an additional 6.1% of our outstanding common stock through ACNielsen, another indirect wholly-owned subsidiary. Directors Harkness and Dimling are executive officers of Nielsen Media Research; Directors Leonard, Mastrelli, and O'Shea are executive officers of VNU, Inc.; Director Connors is an executive officer of ACNielsen.

Joint Ventures

    We have established several joint ventures in order to help us adapt, market, service and sell interactive media and market research internationally. In each instances, we have provided the joint venture with a software license agreement which allows the joint venture to utilize our proprietary data collection software in exchange for a royalty based on the joit venture's revenues.

    In June 1999, we established a joint venture in Japan, NetRating Japan, Inc., in which we currently hold a 27% direct ownership position. During 2000, we invested approximately $1.2 million in NetRatings Japan. In addition to our ownership position in NetRatings Japan, Trans Cosmos, the beneficial owner of 6.1% of our stock currently holds a 30% ownership position in NetRatings Japan, and another joint venture in which we have an ownership interest, ACNielsen eRatings.com, currently holds a 21% ownership position in NetRatings Japan. One of our Directors, James J. Geddes, Jr., is affiliated with Trans Cosmos and one of our Directors, Michael P. Connors, is an executive officer of ACNielsen, which holds an 80.1% ownership interest in ACNielsen eRatings.com and a 6.1% ownership interest in us.

    In September 1999, we formed a joint venture with ACNielsen to develop and maintain audience measurement panels and to market NetRatings products and services in key international markets. The joint venture, ACNielsen eRatings.com, was initially capitalized through cash contributions by NetRatings and ACNielsen for the purchase of common stock and preferred stock, respectively. To complete the initial capitalization of the joint venture, ACNielsen has agreed to contribute cash to fund the initial roll-out costs, consisting of the costs incurred to establish Internet audience measurement panels in each of the countries targeted by the joint venture, as such costs are incurred by the joint venture, and NetRatings has granted an exclusive license with respect to its data collection technology for the covered territory, subject to specified performance criteria. The preferred stock initially purchased by ACNielsen, together with any additional preferred stock purchased as part of the funding of the initial roll-out costs, will continue to have an 80.1% voting interest and be convertible into 80.1% of the common stock of the joint venture. All preferred stock issued by the joint venture will have a liquidation preference equal to the original purchase price.

    NetRatings has entered into a stockholders agreement with ACNielsen setting forth procedures for funding the ongoing operations of the ACNielen eRatings.com joint venture. Apart from the initial roll-out costs, the capital requirements of the joint venture will be the responsibility of both companies in proportion to their relative voting interests in the joint venture. Prior to September 23, 2001, however, ACNielsen has agreed to advance capital requirements by either purchasing additional stock, making loans to the joint venture bearing interest at the prime rate, or arranging loans from third parties. At the end of this period, the joint venture must repay any such loans from ACNielsen, and NetRatings must reimburse ACNielsen for its pro rata portion of any such stock purchases, after which the additional stock issued to ACNielsen will be retired. Through December 31, 2000, our funding requirements totaled $2,413,000 including interest expense. Under the stockholders agreement, the joint venture and ACNielsen have a right of first refusal to purchase any shares of the joint venture that NetRatings wishes to sell to a third party. In addition, if the joint venture does not effect an initial public offering within five years, NetRatings has the right to require ACNielsen to purchase the NetRatings equity stake at its then current fair market value.

    In January 2000, we established a joint venture in France, Mediametrie eRatings.com, in which we currently hold a 30% ownership interest and ACNielsen eRatings.com holds a 20% ownership interest. Mediametrie eRatings.com is responsible for building and maintaining a French audience measurement panel.

    Revenue from the joint ventures' Internet audience measurement services are allocated between us and the joint ventures depending on the location of the customer and the location of the panel whose data is used in the service:

  •
  The joint venture retains 100% of any revenue from services that the joint venture sells to customers outside North America based on data from panels outside North America;

  •
  We and the joint venture each record a 50% international panel fee from services that we sell to customers in North America based on data from panels outside North America or services that the joint venture sells to customers outside North America based on North American panel data.

  •
  The sale of data generated by a panel outside of North America generally entitles us to a technology royalty of 7-10% of such revenue, depending on the joint venture. However, during the five year period commencing October 1, 1999, the ACNielsen eRatings.com joint venture shall pay to us a minimum fee of $7.5 million and a maximum fee of $15 million for such five year period.

  •
  If either we or the joint venture sells services based on data from a combination of panels located both inside and outside North America, the allocation of revenues is determined by an operating committee consisting of two representatives of each company, with any decisions requiring a unanimous vote of those present, which must include at least one representative of each company.

    For the year ended December 31, 2000, we recognized revenue of $1,884,000 related to the joint ventures. The joint ventures are accounted for based on the equity method of accounting.

    During 2000, we assisted in the introduction of international panels by the joint ventures. This assistance primarily included engineering expertise, as well as marketing, operations, and sales assistance, and such costs were reimbursed by the respective joint ventures, net of overhead expense. For the year ended December 31, 2000, we recorded $2,196,000 in reimbursements from joint ventures related to this assistance, primarily the ACNielsen eRatings.com joint venture.

OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders, acting in their sole discretion, deem advisable.

    It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, sign and promptly return the accompanying proxy card in the enclosed envelope or vote their shares by telephone or over the Internet.

    THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, NETRATINGS, INC. 890 HILLVIEW COURT, MILPITAS, CALIFORNIA 95035.

                      THE BOARD OF DIRECTORS

Dated: April 27, 2001

APPENDIX A

NETRATINGS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.  STATEMENT OF POLICY

    This Charter specifies the scope of the responsibilities of the Audit Committee of the Board of Directors of NetRatings, Inc. (the "Company"), and how the Committee carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing and reporting to the Board upon (i) the financial reports and other financial information provided by the Company to any governmental body or to the public, (ii) the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and (iii) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.
  •
  Review and appraise the audit efforts and independence of the Company's auditors.
  •
  Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.  ORGANIZATION AND MEMBERSHIP REQUIREMENTS

    At least three members of the Committee shall be independent Directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such Director:

  •
  is not an employee of the Company or its affiliates and has not been employed by the Company or its affiliates within the past three years;
  •
  is not a member of the immediate family of an executive officer of the Company or its affiliates who currently serves in that role or did so during the past three years;
  •
  has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service), retirement plan benefits or non-discretionary compensation;
  •
  has not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed 5% of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and
  •
  is not an executive of another corporation on whose Compensation Committee any of the Company's current executives serves.

    All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual's financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

    The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.  MEETINGS

    The Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent auditors and management on a quarterly basis to review the Company's financial statements consistent with Section IV.A.5. below.

IV.  PROCESSES

    To fulfill its responsibilities and duties the Committee shall:

  A.  Documents/Reports to Review

    1.
    Review and reassess the Charter's adequacy periodically, as conditions dictate.
    2.
    Review the organization's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.
    3.
    Review the regular Management Letter to management prepared by the independent auditors and management's response.
    4.
    Review related party transactions for potential conflicts of interests.
    5.
    Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-K and Form 10-Qs. These meetings should include a discussion of the independent auditors judgment quality of the Company's accounting and any uncorrected misstatements as a result of the auditors quarterly review.
    6.
    Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

  B.  Independent Auditors

    1.
    Recommend to the Board the selection of the independent auditors, considering independence and effectiveness.
    2.
    Obtain from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, and discussing with the auditor any disclosed relationships or services that may impact auditor objectivity and independence (consistent with Independence Standards Board Standard No. 1).
    3.
    Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.
    4.
    Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

    5.
    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

  C.  Financial Reporting Processes

    1.
    In consultation with the independent auditors, review the integrity of the Company's financial reporting processes, both internal and external.
    2.
    Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
    3.
    Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

  D.  Process Improvement

    1.
    Review with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.
    2.
    Review with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
    3.
    Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.
    4.
    Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.
    5.
    Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

  E.  Ethical and Legal Compliance

    1.
    Ensure that management has set an appropriate corporate "tone" for quality financial reporting, sound business practices and ethical behavior and provide management.
    2.
    Ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.
    3.
    Review management's monitoring of compliance with the Foreign Corrupt Practices Act.
    4.
    Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.
    5.
    Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.
    6.
    Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.
    7.
    If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

APPENDIX B

NETRATINGS, INC.

1998 STOCK PLAN

    1.  Purposes of the Plan.  The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a)  "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

      (b)  "Applicable laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

      (c)  "Board" means the Board of Directors of the Company.

      (d)  "Code" means the Internal Revenue Code of 1986, as amended.

      (e)  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

      (f)  "Common Stock" means the Common Stock of the Company.

      (g)  "Company" means NetRatings, Inc., a Delaware corporation, or any successor corporation thereto.

      (h)  "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

      (i)  "Director" means a member of the Board of Directors of the Company.

      (j)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

      (k)  "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (m)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (n)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (o)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (p)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (q)  "Option" means a stock option granted pursuant to the Plan.

      (r)  "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      (s)  "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

      (t)  "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

      (u)  "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

      (v)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (w)  "Plan" means this 1998 Stock Plan.

      (x)  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

      (y)  "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

      (z)  "Service Provider" means an Employee, Director or Consultant.

      (aa)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

      (bb)  "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

      (cc)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 5,465,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

    If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of The Plan.

      (a)  Administrator.  The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws, including, without limitation, Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code and the regulations promulgated thereunder.

      (b)  Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

         (i) to determine the Fair Market Value;

        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

        (iii) to determine the number of Shares to be covered by each such award granted hereunder;

        (iv) to approve forms of agreement for use under the Plan;

        (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

       (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

       (viii) to initiate an Option Exchange Program;

        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

        (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

      (c)  Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

    5.  Eligibility.

      (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

      (c) Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

      (d) No Employee shall be granted, in any fiscal year of the Company, Options and Stock Purchase Rights to purchase more than 500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

    6.  Term of Plan.  The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

    7.  Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    8.  Option Exercise Price and Consideration.

      (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

         (i) In the case of an Incentive Stock Option

          (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

          (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Nonstatutory Stock Option granted to any Service Provider, the per Share exercise price shall b e no less than 85% of the Fair Market Value per Share on the date of grant.

        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

      (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.  Exercise of Option.

      (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

    Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b)  Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (c)  Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (d)  Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

      (e)  Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10.  Non-Transferability of Options and Stock Purchase Rights.  The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11.  Stock Purchase Rights.

      (a)  Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which shall be no less than 85% of the Fair Market Value per Share on the date of grant), and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

      (b)  Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

      (c)  Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (d)  Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

    12.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

      (a)  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the grant limit described in Section 6(d) and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock

      Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

      (b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

      (c)  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    13.  Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    14.  Amendment and Termination of The Plan.

      (a)  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

      (b)  Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c)  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    15.  Conditions Upon Issuance of Shares.

      (a)  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b)  Investment Representations.  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    16.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    17.  Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    18.  Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

NETRATINGS, INC.
1998 STOCK PLAN
STOCK OPTION AGREEMENT

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.
NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

    The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant

Vesting Commencement Date

Exercise Price per Share
$
Total Number of Shares Granted

Total Exercise Price
$
Type of Option:		Incentive Stock Option
Nonstatutory Stock Option
Term/Expiration Date:

  Vesting Schedule:

    This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

    25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to Optionee's continuing to be a Service Provider on such dates.

  Termination Period:

    This Option shall be exercisable for three months after Optionee ceases to be a Service Provider. Upon Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.
AGREEMENT

    1.  Grant of Option.  The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

    If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

    2.  Exercise of Option.

      (a)  Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

      (b)  Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the AExercise Notice@) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

    No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

    3.  Optionee's Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

    4.  Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

    5.  Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

      (a) cash or check;

      (b) to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the option, and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

    6.  Restrictions on Exercise.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

    7.  Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of

Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

    8.  Term of Option.  This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

    9.  Tax Consequences.  Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      (a)  Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

      (b)  Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

      (c)  Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

      (d)  Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

    10.  Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of California.

    11.  No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

    Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	NETRATINGS, INC.

Signature	By

Print Name	Title

Residence Address

EXHIBIT A
1998 STOCK PLAN
EXERCISE NOTICE

NetRatings, Inc.
Suite 183
830 Hillview Court
Milpitas, CA 95035

Attention: Corporate Secretary

    1.  Exercise of Option.  Effective as of today,              , 19    , the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase         shares of the Common Stock (the "Shares") of NetRatings, Inc. (the "Company") under and pursuant to the 1998 Stock Plan (the "Plan") and the Stock Option Agreement dated              , 19    (the "Option Agreement").

    2.  Delivery of Payment.  Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

    3.  Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

    4.  Rights as Shareholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

    5.  Company's Right of First Refusal.  Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

      (a)  Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

      (b)  Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

      (c)  Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

      (d)  Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

      (e)  Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

      (f)  Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

      (g)  Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

    6.  Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

    7.  Restrictive Legends and Stop-Transfer Orders.

      (a)  Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE

    BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

      (b)  Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

      (c)  Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

    8.  Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

    9.  Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

    10.  Governing Law; Severability.  This Agreement is governed by the internal substantive laws but not the choice of law rules, of California.

    11.  Entire Agreement.  The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE:	NETRATINGS, INC.

Signature	By

Print Name	Its
Address:

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	NETRATINGS, INC.
SECURITY:	COMMON STOCK
AMOUNT:

DATE:

    In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

      (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer without the consent of the Commissioner of Corporations of the State of California and any other legend required under applicable state securities laws.

      (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

    In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

      (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: , 19

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

NETRATINGS, INC.
2001 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 22, 2001

    The undersigned shareholder of NETRATINGS, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 27, 2001 and hereby appoints David J. Toth and Jack Lazar and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of NETRATINGS, INC. to be held on May 22, 2001 at 9:00 a.m. local time, at the Embassy Suites Hotel located at 901 E. Calveras Blvd., Milpitas, California 95035 and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

FOLD AND DETACH HERE

Please mark your votes like this	/X/

PROXY BY MAIL

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS FOR THE AMENDMENT TO THE 1998 STOCK PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

	FOR all nominees listed below (except as indicated)	WITHHOLD			FOR	AGAINST	ABSTAIN
ITEM 1-ELECTION OF DIRECTORS	/ /	/ /	ITEM 2—	AMENDMENT TO THE	/ /	/ /	/ /
IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEES NAME IN THE LIST BELOW:				COMPANY'S 1998 STOCK PLAN TO INCREASE THE SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES.
01	David J. Toth	07	David A. Norman
02	David H. Harkness	08	Michael P. Connors	ITEM 3—	PROPOSAL TO RATIFY THE	/ /	/ /	/ /
03	Thomas A. Mastrelli	09	Arthur F. Kingsbury		APPOINTMENT OF ERNST
04	D. Scott Mercer	10	James J. Geddes, Jr.		& YOUNG LLP AS THE
05	Daniel O'Shea	11	John A. Dimling		INDEPENDENT AUDITORS
06	Charles E. Leonard				OF THE COMPANY FOR THE FISCAL PERIOD ENDING DECEMBER 31, 2001:

COMPANY NUMBER:
PROXY NUMBER:
ACCOUNT NUMBER:

SIGNATURE	SIGNATURE	DATED	, 2001

(THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.)

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INFORMATION CONCERNING SOLICITATION AND VOTING
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: APPROVAL OF AMENDMENT OF 1998 STOCK PLAN
PROPOSAL NO. 3: RATIFICATON OF APPOINTMENT OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
APPENDIX A NETRATINGS, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B NETRATINGS, INC. 1998 STOCK PLAN